Exhibit 4.1

ST SPARK THERAPEUTICS, INC. CUSIP 84652J 10 3 COMMON STOCK INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SEE REVERSE FOR CERTAIN DEFINITIONS THIS CERTIFIES THAT IS THE RECORD HOLDER OF BY: FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF AMERICAN COUNTERSIGNED SPARK THERAPEUTICS, INC. STOCKAND transferable on the books of the Corporation in person or by duly authorzied attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile signatures of the Corporation’s duly authorized officers. (Brooklyn, TRANSFER REGISTERED: Dated: TRANSFER NY)& TRUST AGENT AUTHORIZED AND COMPANY, CHAIRMAN OF THE BOARD OF DIRECTORS SECRETARY SIGNATURE REGISTRAR LLC

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common UNIF GIFT MIN ACT– Custodian TEN ENT – as tenants by the entireties (Cust) (Minor) JT TEN – as joint tenants with right under Uniform Gifts to Minors of survivorship and not as Act tenants in common (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE Shares of the common stock represented by the within Certificate, and hereby irrevocably constitutes and appoints Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated, X X NOTICE: THE THE NAME SIGNATURE AS WRITTEN TO THISUPON ASSIGNMENT THE FACE MUST OF THE CORRESPOND CERTIFICATE, WITH IN EVERY ANY CHANGE PARTICULAR, WHATEVER WITHOUT . ALTERATION OR ENLARGEMENT, OR SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.